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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 15, 2004


                       HAIGHTS CROSS COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


          Delaware                      333-109381               13-4087398
(State or other jurisdiction     (Commission file number)       (IRS employer
      of incorporation)                                      identification no.)


                         10 New King Street, Suite 102
                          White Plains, New York 10604
              (Address of principal executive offices) (Zip code)


               Registrant's telephone number, including area code:
                                 (914) 289-9400


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On April 15, 2004, Haights Cross Communications, Inc., through its subsidiary Triumph Learning, LLC, acquired substantially all of the assets of Buckle Down Publishing Company ("Buckle Down"), a publisher of test preparation materials for high-stakes state tests and a wholly owned subsidiary of Profiles Corporation ("Profiles"). As a result of the acquisition, the business of Buckle Down will be operated as a division of Triumph Learning. The acquisition was consummated pursuant to an Asset Purchase Agreement, dated as of March 6, 2004 (the "Purchase Agreement").

     The consideration for the acquisition consisted of $24.0 million in cash, which is subject to a post-closing working capital adjustment, and $3.5 million face amount of Haights Cross Communications, Inc.'s Series C preferred stock, of which shares with a face amount of $2.0 million were deposited in an escrow account to secure the indemnification obligations of the seller. The Purchase Agreement, including the purchase price, was negotiated at arm's length among Haights Cross Communications, Buckle Down and Profiles. Neither Haights Cross Communications, nor any director or officer of Haights Cross Communications, was affiliated with or had a material relationship with Buckle Down or Profiles.

     A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference. A copy of the press release announcing the consummation of the acquisition is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)-(b) Financial Statements and Pro Forma Financial Information.

     We will file, as an amendment to this report and within the time period set forth in Item 7, the financial statements and/or pro forma financial information specified in Regulation S-X, as promulgated under the Securities and Exchange Act of 1934, as amended, together (as appropriate) with the signed accountants' reports as provided in Regulation S-X.

     (c) Exhibits

     2.1 Asset Purchase Agreement, dated as of March 6, 2004, by and among Haights Cross Communications, Inc., Haights Cross Operating Company, Triumph Learning, LLC and Buckle Down Publishing Company, Profiles Corporation and Douglas Paul

    99.1 Press Release of Haights Cross Communications, Inc. issued on April 19, 2004


                                       2


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HAIGHTS CROSS COMMUNICATIONS, INC.



Date: April 20, 2004                    By: /s/ Paul J. Crecca
                                            ------------------
                                            Paul J. Crecca
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

   2.1 Asset Purchase Agreement, dated as of March 6, 2004, by and among Haights Cross Communications, Inc., Haights Cross Operating Company, Triumph Learning, LLC and Buckle Down Publishing Company, Profiles Corporation and Douglas Paul

  99.1 Press Release of Haights Cross Communications, Inc. issued on April 19, 2004